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                                                                      EXHIBIT 15

                             CALIFORNIA MONEY FUND

                    SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                   QUOTATIONS

                        YIELD -- CALIFORNIA MONEY SHARES


                For the Seven-Day Period Ended January 31, 1992

     Last 7 Daily Dividend Factors:

               DAY 1:         0.000069070
               DAY 2:         0.000069070
               DAY 3:         0.000068915
               DAY 4:         0.000070473
               DAY 5:         0.000076933
               DAY 6:         0.000078476
               DAY 7:         0.000078934
                     --------------------
                              0.000511871 = BASE PERIOD RETURN
                                             (BPR)

                     --------------------

ANNUALIZED YIELD = (BPR/1) X 365/7                2.67%

EFFECTIVE YIELD  = (BPR + 1) TO THE
                    365/7 POWER - 1               2.71%

TAX-EQUIVALENT YIELD =    ANNUALIZED YIELD        4.41%
                       ---------------------
                       1 - (COMBINED FEDERAL
                            AND CALIFORNIA
                            STATE TAX RATE)

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                     YIELD -- CALIFORNIA MONEY PLUS SHARES


                For the Seven-Day Period Ended January 31, 1992

               Last 7 Daily Dividend Factors:

               DAY 1:         0.000062222
               DAY 2:         0.000062222
               DAY 3:         0.000062067
               DAY 4:         0.000063625
               DAY 5:         0.000070084
               DAY 6:         0.000071628
               DAY 7:         0.000072085
                     --------------------
                              0.000463933 = BASE PERIOD RETURN
                                             (BPR)

                     --------------------

ANNUALIZED YIELD = (BPR/1) X 365/7                2.42%

EFFECTIVE YIELD  = (BPR + 1) TO THE
                    365/7 POWER - 1               2.45%

TAX-EQUIVALENT YIELD =    ANNUALIZED YIELD        3.99%
                       ---------------------
                       1 - (COMBINED FEDERAL
                            AND CALIFORNIA
                            STATE TAX RATE)



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                    YIELD -- CALIFORNIA MONEY DOLLAR SHARES


                For the Seven-Day Period Ended January 31, 1992

               Last 7 Daily Dividend Factors:

               DAY 1:         0.000062222
               DAY 2:         0.000062222
               DAY 3:         0.000062067
               DAY 4:         0.000063625
               DAY 5:         0.000070084
               DAY 6:         0.000071628
               DAY 7:         0.000072085
                     --------------------
                              0.000463933 = BASE PERIOD RETURN
                                             (BPR)

                     ====================

ANNUALIZED YIELD = (BPR/1) X 365/7                2.42%

EFFECTIVE YIELD  = (BPR + 1) TO THE
                    365/7 POWER - 1               2.45%

TAX-EQUIVALENT YIELD =    ANNUALIZED YIELD        3.99%
                       ---------------------
                       1 - (COMBINED FEDERAL
                            AND CALIFORNIA
                            STATE TAX RATE)